Exhibit 99.1
June 15, 2007

Contacts:
JOHN H. PELUSI JR.	GREGORY R. CONLEY	MYRA F. MOREN
Chief Executive Officer	Chief Financial Officer	Director, Investor Relations
(412) 281-8714	(412) 281-8714	(713) 852-3500
jpelusi@hfflp.com	gconley@hfflp.com	mmoren@hfflp.com
HFF, Inc. announces results of 2007 stockholder meeting
and clarification in Securities business volume
PITTSBURGH, PA — HFF, Inc. (NYSE: HF) reported today that at the company’s annual meeting, held June 5th, stockholders re-elected three directors and ratified the appointment of Ernst & Young LLP as independent, registered auditors for HFF, Inc.’s 2007 fiscal year.
     Re-elected as Class I directors (with terms that expire in 2010) by the stockholders were: John Z. Kukral, Deborah H. McAneny and board vice-chairman, John H. Pelusi, Jr.
     HFF also reported a clarification and resulting revision to its previously reported production volume data related primarily to the private equity discretionary fund volume in the company’s Securities platform. The Securities platform primarily captures the company’s private equity discretionary fund-raising activities and also includes various corporate finance capital raising and advisory services. In its earnings releases, HFF reported production volume for each of its capital markets platform services and, in an effort to provide better clarity regarding the reported private equity discretionary fund volume in the Securities platform, is changing the method in which this volume will be reported in the future. The company will no longer measure and report discretionary fund volume as it had in the past, but rather will refer to it as the amount of active private equity discretionary fund transactions on which it has been engaged and may recognize additional future revenue.
     The table at the end of this press release provides the previously reported volume data and the revised volume data incorporating the changes. Note that the reported volume data is provided for informational purposes only, is unaudited and is estimated based on the company’s internal database. This volume data is maintained in a proprietary database, CapTrack, which records clients, capital sources and select data for transactions that have closed and are currently in process. In addition, this volume data is separate and distinct

HFF, Inc. announces results of 2007 stockholder meeting
and clarification in Securities business volume

-more-
from the company’s financial accounting systems that are used to produce its financial statements and reported earnings. As such, there is no change to the company’s previously reported earnings or in the way it recognizes and reports revenues or earnings related to the Securities platform business activities or any of its other platform businesses.
     Based on the clarification and using the methodology described above, HFF had previously under-reported the amount of active private equity discretionary fund volumes for the years ended December 31, 2005 and 2006 as well as the first quarters ended March 31, 2006 and 2007. This change has also necessitated a revision to the volumes reported for the Structured Finance platform. Additionally, due to different survey and marketing format variances, the company may also report its Securities platform business activities in various industry publications using different measurement methodologies from those outlined above.
-more-

HFF, Inc. announces results of 2007 stockholder meeting
and clarification in Securities business volume

Production Volume by Platform
Comparison of Previously Reported Volumes to Revised Volumes
(dollars in millions)

	Previously Reported Volumes
	Year Ended				Three Months Ended
	December 31,				March 31,
	2005		2006		2007		2006
Volume:
Platform	Volume	No. of Deals	Volume	No. of Deals	Volume	No. of Deals	Volume	No. of Deals
Debt Placement	$22,028	1,152	$22,116	1,010	$5,344	262	$3,783	211
Investment Sales	7,606	188	10,141	186	4,287	47	2,452	47
Structured Finance	1,886	119	2,858	95	496	27	358	23
Note Sale & Note Sale Advisory	94	4	414	2	117	2	—	—
Private Equity Discretionary Funds	165	9	927	7	1,070	5	50	1

Total Transaction Volume	31,779	1,472	36,456	1,300	11,314	343	6,643	282

Average Transaction Size	$22		$28		$33		$24

Loan Servicing Portfolio Balance	$14,890	1,539	$18,025	1,752	$19,018	1,840	$15,180	1,605

	Revised Volumes
	Year Ended				Three Months Ended
	December 31,				March 31,
	2005		2006		2007		2006
Volume:
Platform	Volume	No. of Deals	Volume	No. of Deals	Volume	No. of Deals	Volume	No. of Deals
Debt Placement	$22,028	1,152	$22,116	1,010	$5,344	262	$3,783	211
Investment Sales	7,606	188	10,141	186	4,287	47	2,452	47
Structured Finance	1,886	119	2,715	95	501	28	208	22
Note Sale & Note Sale Advisory	94	4	414	2	117	2	—	—

Total Transaction Volume	31,614	1,463	35,386	1,293	10,249	339	6,443	280

Average Transaction Size	$22		$27		$30		$23

Private Equity Discretionary Funds	$766	5	$1,316	8	$1,316	8	$816	6

Loan Servicing Portfolio Balance	$14,890	1,539	$18,025	1,752	$19,018	1,840	$15,180	1,605

Difference in Previously Reported v Revised Volume
Private Equity Discretionary Funds	$601	(4)	$389	1	$246	3	$766	5

Structured Finance	$—	—	$(143)	—	$5	1	$(150)	(1)

-more-

HFF, Inc. announces results of 2007 stockholder meeting
and clarification in Securities business volume

About HFF, Inc.
Through its subsidiaries Holliday Fenoglio Fowler, L.P. and HFF Securities L.P., the company operates out of 18 offices nationwide and is one of the leading providers of commercial real estate and capital markets services, by transaction volume, to the U.S. commercial real estate industry. The company offers clients a fully integrated national capital markets platform including debt placement, investment sales, structured finance, private equity, investment banking and advisory services, note sales and note sale advisory services and commercial loan servicing.
Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested in forward-looking statements in this earnings press release. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Any forward-looking statements speak only as of the date of this earnings press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Factors that could cause results to differ materially include, but are not limited to: (1) general economic conditions and commercial real estate market conditions; (2) the Company’s ability to retain and attract transaction professionals; (3) the Company’s ability to retain its business philosophy and partnership culture and other risks associated with our transformation to a public company; (4) competitive pressures; (5) risks related to our organizational structure; and (6) other factors discussed in our public filings, including the risk factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.
Additional information concerning factors that may influence HFF, Inc.’s financial information is discussed under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as well as in the Company’s press releases and other periodic filings with the Securities and Exchange Commission. Such information and filings are available publicly and may be obtained from the Company’s web site at www.hfflp.com or upon request from the HFF, Inc. Investor Relations Department at investorrelations@hfflp.com.
###